LORD ABBETT SECURITIES TRUST

Lord Abbett Global Core Equity Fund

Lord Abbett International Core Equity Fund

Supplement dated July 31, 2017 to the

Prospectus dated March 1, 2017

This Supplement updates certain information contained in the Funds’ Prospectus. Please review this important information carefully. Each change below is effective July 31, 2017.

The paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 168 of the prospectus titled “International Core Equity Fund and Global Core Equity Fund” is hereby deleted in its entirety.

Global Core Equity Fund

Yarek Aranowicz, Partner and Director of Global Equity Research, is primarily responsible for the day-to-day management of Global Core Equity Fund’s portfolio, replacing the prior portfolio managers. Below is information about Mr. Aranowicz and the approach he will employ in managing Global Core Equity Fund.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 31 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Yarek Aranowicz, Partner and Director of Global Equity Research	2017

The following paragraph is hereby inserted in the section of the prospectus titled “Management and Organization of the Funds – Portfolio Managers”:

Global Core Equity Fund. Yarek Aranowicz, Partner and Director of Global Equity Research, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Aranowicz joined Lord Abbett in 2003 and has been a member of the team since 2017.

The following language replaces the third and fourth paragraphs on page 108 of the prospectus:

The Fund seeks to invest in companies that are undervalued based on various valuation criteria, such as forward price to earnings, dividend yield, and cash flow yield. Lord Abbett uses fundamental analysis of both companies and industries to attempt to determine the relative economic value of a business and support an assessment of the inherent investment risks. Lord Abbett also uses various quantitative models and screening tools to provide support for the construction of the portfolio and risk management controls.

International Core Equity Fund

Todd Jacobson, Partner and Associate Director, is primarily responsible for the day-to-day management of International Core Equity Fund, replacing the prior portfolio managers. Below is information about Mr. Jacobson and the approach he will employ in managing International Core Equity Fund.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 51 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Todd Jacobson, Partner and Associate Director	2017

The following paragraph is hereby inserted in the section of the prospectus titled “Management and Organization of the Funds – Portfolio Managers”:

International Core Equity Fund. Todd Jacobson, Partner and Associate Director, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Jacobson joined Lord Abbett in 2003 and has been a member of the team since 2017.

The following language replaces the final paragraph on page 114 and the first paragraph on page 115 of the prospectus:

The Fund uses a bottom-up investment research approach to identify companies the Fund believes to be attractive, long-term investment opportunities. The approach is based on in-depth analysis of a company’s financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services. The Fund’s investment approach incorporates the following:

•	A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

•	An analysis of industry, sector and economic trends. The Fund seeks to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

•	Use of various quantitative models and screening tools to provide support for the construction of the portfolio.

Please retain this document for your future reference.